UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date Of Report: (Date of earliest event reported) May 22, 2003


                               RF INDUSTRIES, LTD.
                 (Name of small business issuer in its charter)


                     Nevada                                0-13301
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)


                                   88-0168936
                      (I.R.S. Employer Identification No.)


                         7610 Miramar Road, Bldg. 6000,
                        San Diego, California 92126-4202
                    (Address of Principal Executive Offices)

                                 (858) 549-6340
                         (Registrant's Telephone Number)

Item 5. Other Events and Regulation FD Disclosure

     On May 22, 2003, RF Industries, Ltd. issued the attached press release regarding the repurchase by the company of 752,167 shares of its common stock at a price of $3.00 per share.

Item 7. Financial Statements and Exhibits

     The following documents are being filed with this statement as exhibits and are incorporated herein by reference:

99.1     Press release, dated May 22, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 27, 2003



                                                   By: /s/ Terrie A. Gross
                                                      --------------------------
                                                       Terrie A. Gross
                                                       Chief Financial Officer